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                                                        EXHIBIT 23.4


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


The Board of Directors of
Budget Rent a Car Corporation:

We consent to the inclusion of our report herein and to the reference to our firm under the heading "Experts" in the Registration Statement on Form S-1 filed pursuant to Rule 462(b) which related to Registration Statement File No. 333-21691 of Team Rental Group, Inc. prospectus of Team Rental Group, Inc. dated April 23, 1997.


                                        KPMG Peat Marwick LLP


April 23, 1997
Chicago, Illinois